                                                                   Exhibit 10.11

                            MONEYLINE EXPRESS, INC.
                                   AGREEMENT

                     HOME BANKING BILL PAYMENT PROCESSING
                          AND FUNDS TRANSFER SERVICES

     1.  Parties. This Agreement is between Digital Insight, LLC ("Digital
         -------
Insight") and Moneyline Express, Inc. ("Moneyline").

     2.  Effective Date. The effective date of this Agreement is February 27,
         --------------
1997.

     3.  Purpose. Digital Insight provides a service to Financial Institutions
         -------
for Financial Institution Customers ("Customers") to pay bills ("Bill Payment Services" or "Program") and receive other banking services through telephone or home computer activated instructions (collectively "Home Banking"). Moneyline provides to Digital Insight as a part of the Bill Payment Services, back-room processing of Customer activated payment instructions, funds transfer services for payment to payees ("Vendors") listed in such instructions, and certain Customer information services (collectively "Moneyline Services"). Digital Insight shall provide Moneyline with a list of Financial Institutions under contract with Digital Insight for Bill Payment Services, as well as additions or deletions to such list as they occur.

     4.  Contractual Relationship. This Agreement is intended and shall be
         ------------------------
construed solely as an independent subcontract of Moneyline to Digital Insight in the offering by Digital Insight of Bill Payment Services. This Agreement is not intended for the benefit of Financial Institutions, Customers or any other third persons, and shall not be deemed a joint venture, partnership or similar joint undertaking.

     Digital Insight grants Moneyline rights as an authorized and primary vendor to provide those services described as Moneyline Services in any and all offerings by Digital Insight of Bill Payment Services to Financial Institutions. Financial Institutions are those depository institutions insured, or eligible for insurance, by the Federal Deposit Insurance Corporation, or the National Credit Union Administration.

     5.  Services. The Moneyline Services provided by Moneyline for Digital
         --------
Insight, and the services provided by Digital Insight as a part of Bill Payment Services ("Digital Insight Services") are described in EXHIBIT A.

     6.  Credit Risk.
         -----------

         A.   Consumer DDA Accounts: Between the parties, Moneyline bears the
              ---------------------
credit risk associated with potential NSF/return items for all consumer DDA accounts. Moneyline will manage the risk as provided in the procedures which were previously provided to Company.

         B.   Business DDA Accounts: Between the parties, Moneyline bears the
              ---------------------
credit risk associated with potential NSF/return items for business DDA accounts only when all of the following conditions are met:

               (i) Total exposure is limited to a maximum loss of $5,000.00 per business account.

               (ii) Only top tier (A and B, as defined in Moneyline's credit and risk evaluation system) business clients will be offered the bill payment service. This means that the business is in good financial condition and has been a customer of the financial institution for at least two years. For businesses open less than two years, Moneyline requires the opportunity to review and approve or disapprove the financial condition of the business. Costs associated with this credit review process will be paid by the participating financial institution.

               (iii) Each payment is capped the same as for consumer bill payments. The cap on the effective date of this Agreement is $9,999.00. Moneyline may change the cap from time to time with the prior consent of Company.

          C.   Risk Reduction Measures: Moneyline may at its option implement
               -----------------------
reasonable measures to reduce credit risks. These may include but are not limited to pre-authorized drafts for business customers, verifying funds through an ATM network, and separating debits from credits so that payments are not sent until after good funds are received.

     7.   Performance Standards. The Parties agree that they will use all best
          ---------------------
efforts to meet the performance standards necessary to provide the Digital Insight Services and Moneyline Services, respectively. Failure by any Party, or the Parties, to meet such standards, shall obligate such Party(s) to take corrective action as provided in Paragraph 14. Payments delivered over an automated clearing house system ("ACH"), or other payments network, shall be governed by and subject to the rules, regulations and performance standards of such networks.

     8.   Fees. Digital Insight agrees to pay Moneyline those fees provided in
          ----
EXHIBIT B ("Fee Schedules").

     9.   Ownership. Each Party shall have and retain sole ownership of their
          ---------
respective proprietary source codes and software packages used as a part of the services described in EXHIBIT A, including any enhancements or improvements thereon. Digital Insight shall have and retain sole ownership of the interface developed by it between the respective source codes and software packages, including any enhances or improvements thereon; Moneyline shall have and retain sole ownership of source codes provided by it in connection with said interface. Moneyline shall also retain sole ownership of the Vendor list supplied by it as a part of the Moneyline Services. No rights of ownership or use by one Party or by third persons, of the proprietary source code and software of the other, or of the Digital Insight interface by Moneyline or third persons, or of the interface source data or Vendor list of Moneyline by Digital Insight or third persons, shall arise by implication or otherwise as a result of this Agreement except with the express written consent or license by the owner. Any and all rights by one Party to use and/or possess proprietary property of the other Party shall be extinguished and returned to the owner immediately upon termination of this Agreement.

     10.  Confidentiality. The Parties agree to maintain the confidentiality of
          ---------------
information and records as described in EXHIBIT C ("Confidentiality").

     11.  Security. Moneyline shall not be responsible for the loss,
          --------
confidentiality or security of data or other payment information while in transmission over communications lines, in the postal system, or in an ACH or other payments network over which payments are delivered.

     12.  Term. The initial term of this Agreement is three (3) years from the
          ----
effective date. The Agreement shall be automatically renewed for successive one
(1) year terms unless a Party shall give the other Party written notice of its intent to terminate at least six (6) months prior to the expiration of the initial or a renewal term.

     13.  Cooperation. The Parties will meet periodically to discuss service
          -----------
performance, service improvement, or any other issues related to the provision of Bill Payment Services. Such meetings shall be held at least annually.

     14.  Errors. No Party shall be liable for payment errors, payment delays,
          ------
or other performance failures caused solely by software, computer, or other Program defects under the control and responsibility of the other Party. Action shall be taken by the responsible Party to correct such Program defects within sixty (60) days after knowledge by that Party, or notice from the other Party, of such defects. In the event that the cause of such defects is partly attributable to both Parties, corrective action shall be the joint responsibility of both Parties and the expense of any such corrective action shall be shared.

     15.  Limitations of Liability.
          ------------------------

          A. Liability of Moneyline as the result of any act or omission in providing Moneyline Services shall not exceed three (3) times the average amount of monthly fees paid by Digital Insight to Moneyline (calculated based on the three month period immediately before the act or omission that gives rise to the claim of liability).

          B.  Force Majeure - A Party will not be liable for a failure to
              -------------
          perform, or any loss occasioned thereby, arising out of an event or condition beyond the reasonable control of such Party and having an adverse affect on the performance by such Party under this Agreement. Such events shall include, but not be limited to, communications breakdown or interruption, acts of God, labor disputes, interruption of service by ACH or other payment networks, and nonperformance by the other Party under this Agreement. Loss or nonperformance caused by a breakdown or malfunction of computer equipment under the control of a Party are not excused, disclaimed or limited under this subparagraph B.

          C. The Parties will not be liable for punitive, consequential, indirect, remote or special damages.

          D. Moneyline will not be liable for any late charges assessed by Vendors against Customers for payments made by Customers under the Program.

          E. The Parties shall be held to a standard of due care in accordance with recognized industry practices of the highest standards.

     16.  Mediation. The Parties agree that any controversy or claim arising out
          ---------
of or relating to this Agreement shall be submitted to non-binding mediation with a person or persons independent of the Parties and mutually acceptable to them. The Parties shall use their best efforts and in good faith seek resolution of any such claim or controversy through mediation, but in the event of failure to do so, may seek such other remedies as provided by law.

     17.  Warranties - Cross Indemnification. The Parties hereby warrant and
          ----------------------------------
represent to each other that they have all rights necessary to perform their respective obligations under this Agreement and that the respective Moneyline Services and Digital Insight Services to be provided hereunder shall be conducted in a professional, workmanlike manner. EXCEPT AS SPECIFICALLY PROVIDED IN THIS PARAGRAPH, THE PARTIES MAKE NO WARRANTIES EITHER EXPRESS OR IMPLIED INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     The Parties shall each indemnify, defend and hold harmless the other Party from and against any and all claims by third persons, together with all damages, demands, liabilities, costs and expenses, including reasonable attorney's fees and expenses, incurred by the indemnitee as the result of such claims, which proximately results from and is solely caused by any act or omission of the indemnitor, its employees, agents or representatives performing on behalf of the indemnitor hereunder, or arises out of performance of the Services to be provided by the indemnitor hereunder.

     18.  Termination. A Party may terminate this Agreement by giving the other
          -----------
Party six (6) months written notice of termination prior to a term expiration date as provided in Paragraph 11.

     A Party may also at its option terminate this Agreement prior to a term expiration date upon occurrence of any of the following events ("Events of Default"):

     1. If either Party fails to correct errors or defects under the conditions and within the period provided in Paragraph 14, including, but not limited, to defects in software performance adversely affecting the provision of Bill Payment Services.

     2. If Digital Insight fails to pay to Moneyline the fees as required in EXHIBIT B, and fails to make such payments within sixty (60) days after demand by Moneyline to Digital Insight for such payments.

     3. Any other material breach by a Party of its obligations under this Agreement and said Party fails to cure said breach within one hundred twenty (120) days after written notice from the other Party.

     4. Immediately, upon written notice of a Party, when the other Party becomes insolvent, makes an assignment for the benefit of creditors, admits in writing an inability to pay its debts when they become due, or files a petition for bankruptcy or reorganization under Federal or State bankruptcy laws, or is subject to a proceeding commenced in bankruptcy which is not vacated or stayed within thirty (30) days.

     19.  Rights after Termination. Upon termination, all rights and obligations
          ------------------------
of the Parties hereunder for the provision of Bill Payment Services shall cease and be of no further effect whatsoever, provided that any payments by Customers activated prior to termination date but not completed by termination date shall be carried out in accordance with this Agreement. The continued use or possession by a Party of proprietary property or confidential information of the other Party shall cease and be immediately returned to the other Party provided, however, that the universal Vendor list prepared by Moneyline for Digital Insight's Customers of Moneyline Services may be purchased by Digital Insight at a price established by Moneyline at its discretion.

     20.  Assignment/Guarantee. This Agreement shall be binding on the Parties
          --------------------
and their respective successors and assigns. Digital Insight shall not assign its rights and obligations hereunder without the express written consent of Moneyline, its successors or assigns. Moneyline Company, Inc. guarantees the performance of the obligations of PayMate, Inc. under this Agreement.

     21.  Notices. Notices may be sent by registered or certified mail, return
          -------
receipt requested, or by facsimile transmission followed by overnight delivery of the original copy addressed to:

     MONEYLINE EXPRESS, INC.
     1550 Utica Ave. So.
     Minneapolis, MN 55416
     Fax: (612) 591-3859
     Attn: Dave Roy, Vice President

     DIGITAL INSIGHT, LLC
     5155 Camino Ruiz
     Camarillo, CA 93012
     Fax: (805) 384-2275
     Attn: Paul Fiore

Notices so addressed are effective when received and may be changed by prior written notice to the other Party of the new address and effective date.

     22.  General Provisions. This Agreement, together with Exhibits, is the
          ------------------
entire agreement between the Parties and may be amended only in writing signed by both Parties. The failure of either Party to exercise or enforce its rights hereunder shall not be deemed as a waiver of such right or of the power to enforce such rights. This Agreement may be executed in counterparts, all of which taken together constitute one single agreement. Paragraph headings are for reference and convenience only and are not a part of this Agreement.

     23.  Governing Law. This Agreement shall be governed by the laws of the
          -------------
state of Minnesota and the Parties explicitly agree and submit to the jurisdiction and venue of the United States District Court, District of Minnesota, or any Minnesota Court of general jurisdiction, for any legal action brought to enforce this Agreement.

     24.  Effect. This Agreement terminates and replaces in entirety the PayMate
          ------
Agreement between the parties effective May 8, 1996, which Agreement, including all exhibits thereto, shall be of no further effect whatsoever.

     The Parties have caused this Agreement to be signed and delivered as of the effective date provided above.


                                             Digital Insight, LLC

                                             By: /s/ Paul Fiore

                                             Paul Fiore

                                             Title: President/CEO

                                             Date: Feb. 27, 1997



                                             Moneyline Express, Inc.

                                             By: /s/ David R. Roy

                                             David R. Roy

                                             Title: Vice President

                                             Date: 3/2/97

                                   EXHIBIT A

                         SOFTWARE-SERVICE DEFINITIONS

MONEYLINE SERVICES
BILL PAYMENT BACK-END PROCESSING--

1. Accurate payment data, including Customer account number and payment information, provided by Customers in files supplied Moneyline by Digital Insight, will be processed under normal processing time frames and remitted either via check or ACH to Vendors.

2. Funds transfer in accordance with Customer payment instructions activated in accordance with paragraph 1.

3. Supplying of information and handling of Customer inquiries regarding payments made on behalf of Customer Vendors.

4.   Provide the use of voice software for telephone bill payment.

DIGITAL INSIGHT SERVICES
PC HOME BANKING AND BILL PAYMENT FRONT-END SOFTWARE--

1. Digital Insight will develop the applications software required to operate Customer PC for home banking services including Web Site Offering for activation of payment instructions through interface with Moneyline back-end bill payment processing software and other home banking services.

2.   Support for Digital Insight Payment Transactions

     Digital Insight will, on request by Moneyline, cooperate to remedy Customer account inquiries related to the applications software provided above.

                                   Exhibit A

                         to Software License Agreement

In this Agreement between Moneyline Digital Insights, Inc., and Digital Insights, "Moneyline Software" means the software that resides on an NT server and accepts, stores, and processes bill payment transactions from "Digital Insight's" access devices. "Moneyline Software" includes voice software for telephone bill payment which will reside on Digital Insights's hardware.

                         Digital Insight pricing sheet

2/20/97                                     Exhibit B
APPLICABLE FEE STRUCTURE

                                                           STOP PAY    FLAT FEE       TRANSACTION FEES
                             FL SET UP FEE      NSF FEE    FEE         PER CUST./MO.  APPLICABLE TO ALL MARKET SEGMENTS
Commercial Banks             $****              $15.00     $15.00      $****
                                                                                      Mthly Trans         Trans fees
                             After 5/98                                               FIRST 50,000        $****
XP Systems and Symitar       $****              $15.00     $15.00                     NEXT 50,000         $****
                                                                                      NEXT 100,000        $****
                                                                                      NEXT 150,000        $****
Users, Inc. and other        $****              $15.00     $15.00      $****          Next 150,000        $****
new credit union alliances                                                            Over 500,000        $****

2/20/97
APPLICABLE FEE STRUCTURE
                                             CUST. SERV.
                               APPLICATION   FEE PER MO.
                               FEES          PER USER

Commercial Banks               $****           $****

                               AFTER 5/98      AFTER
XP Systems and Symitar         $****           $****


Users, Inc. and other          $****           $****
new credit union alliances

MONTHLY MINIMUMS

MONTH                        VALUE
1-2                          $****
3-5                          $****
6-10                         $****
11+                          $****

These prices are gauranteed for one year with the exception of Xp Systems and Symitar pricing which is good until the Credit Union contract renewal. at that time, Xp Systems and Symitar FI's flat fee will be split 50/50 if less than $****, and if more than $**** then $**** will go to Digital Insight and the remainder will go to Moneyline Express.

If one renewal, the minimum flat fee stays at $****, one-half goes to Moneyline Express. pricing for current Moneyline Express Home Banking and PC Bill Payment Clients will be separate from this agreement Exceptions to the above pricing include ****, with a flat fee will be $**** per mo/per user and ****, with a flat fee will be $**** per mo/per user

These prices will be considered for adjustment on the anniversary date of the agreement. Prices may increase no more than the cpi for the previous 12 month period plus ****%.
Other services priced separately

MONEYLINE EXPRESS CO., INC. CONFIDENTIAL INFORMATION

[****] Certain information in this exhibit has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

                                   Exhibit C

                                CONFIDENTIALITY

1. CONFIDENTIAL INFORMATION. The parties may disclose to each other information and materials including the following:

*    business plans;

* qualitative aspects of the parties' businesses, including pricing, marketing, customer/trustee selection, names and addresses of customers/trustees;

*    historical financial results;

*    geographical distribution of customers/trustees and operations;

* methodology for projecting losses, including data used in the analysis and benchmarks;

*    financial statements;

*    polices and procedures;

*    risk assessment methods, risk evaluation systems;

* reports, data, figures, statistics, analysis, compilations, summaries, plans, projections;

* charts, graphs, tapes, diskettes, papers, books, records, materials, and information in any medium.

All of this information is confidential information except as specifically excluded below.

2. RESTRICTIONS ON USE OR DISCLOSURE. The parties agree that they will not use or disclose any confidential information that they receive except as is reasonably necessary for the purposes of this agreement.

3.   INFORMATION EXCLUDED. The following is not confidential information:

*    information which is in the public domain;

* information which, through no fault of a party, becomes part of the public domain;

* information which a party can show was in its possession prior to the time of disclosure; or

* information which is rightfully received by a party from a third party without obligation of confidentiality.

4. COURT ORDERS AND SUBPOENAS. A party may disclose confidential information as required by a court order or subpoena, but the information remains confidential and subject to this confidentiality agreement. Each party agrees to notify the other party immediately and to cooperate in any lawful effort to contest the subpoena or other legal process.

5. MATERIALS. Materials in any medium containing confidential information, whether furnished to a party by the other party or prepared by a party, are the sole property of the party whose information is contained in the materials and must be kept confidential and delivered to the party on request.

6. REMEDIES. Any breach of this confidentiality agreement may cause irreparable harm. Each party agrees that in the event of a breach the other party may seek injunctive relief in addition to its other remedies.

                                   Exhibit D

                          SOFTWARE LICENSE AGREEMENT

1. INCORPORATION BY REFERENCE. This Software License Agreement is part of the foregoing Agreement between Moneyline Express, Inc. ("Moneyline") and Digital Insight, LLC ("Digital Insight").

2. SOFTWARE. "Moneyline Software" is defined as software that resides on an NT server and accepts, stores and processes bill payment transactions from Digital Insights access devices. Moneyline Software includes voice software for telephone bill payments which will reside on Digital Insights hardware.

3. PURPOSE. This License authorizes Digital Insights to use Moneyline Software at Digital Insight's site on its hardware for the purpose of selling any of the Moneyline Express, inc. Bill payment and home banking services to Digital Insights's customers.

4. LICENSE. Moneyline grants to digital insights a non-exclusive license to use the Moneyline Software as provided herein. The Software remains the sole property of Moneyline.

5. CONDITIONS OF THE LICENSE. Without the prior written consent of Moneyline, Digital Insights shall not do any of the following:

     A. Copy the Moneyline Software or manuals or other materials containing information about the Software;

     B. Reverse compile Moneyline Software or permit any other person to do so;

     C. Permit any third person to inspect the Moneyline Software, manuals, or other materials containing information about the software;

     D. Transfer the Moneyline Software, manuals or other materials containing any information about the Software to any third person;

     E.   Make any modifications, additions, or upgrades to the Moneyline
          Software.

6.   CONFIDENTIALITY.

     A. "Confidential information" means the Moneyline Software, manuals, and all information about the Software, except:

               (1) information which is in the public domain before it is received by Digital Insights from Moneyline;

               (2) information which, through no fault of Digital Insights, becomes part of the public domain after it is received by Digital Insights from Moneyline;

               (3) information which Digital Insights can show was in its possession prior to the time of disclosure and was not received directly or indirectly from Moneyline on a confidential basis; or

               (4) information which is rightfully received by Digital Insights from a third party which did not acquire such information directly or indirectly from Moneyline on a confidential basis.

     B. Digital Insights agrees to keep Confidential Information confidential and not disclose it to any person other than Digital Insights's employees or contractors who require knowledge in order for Digital Insights to carry out the purpose of this License. Digital Insights agrees to use the Confidential Information only to carry out the purpose of this License and for no other purpose. Digital Insights agrees that every person to whom any Confidential Information is disclosed shall be required to comply with this confidentiality agreement.

7. IDENTIFYING MARKS. Digital Insights will not remove or obscure any marks which identify the Moneyline Software, manuals or other materials as Moneyline's property. Digital Insights agrees to display screens a notice of Moneyline's intellectual property rights as directed by Moneyline.

8. DISCLAIMER OF WARRANTIES. Moneyline DISCLAIMS ALL WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY AND ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE. Moneyline makes no warranty against infringement of patent or intellectual property rights of third parties.

9. INSTALLATION. Digital Insights is responsible for installation of the Moneyline Software.

10.  RISK OF LOSS AND INDEMNITY.

     A. Digital Insights is responsible for any loss, theft, or damage to the Moneyline Software, manuals or materials from the time that they are delivered to the shipper until they are returned to Moneyline.

     B. Digital Insights will indemnify Moneyline, its subsidiaries, its corporate parent, and their directors, officers, employees and agents for all losses, damages, claims, lawsuits, judgments, liabilities or expenses (including reasonable attorneys' fees) which arise from or relate to this License or Digital Insights's use of the Moneyline Software.

11.  TERM AND TERMINATION.

     A.   This License is in effect until terminated as provided in this section
          11.

     B. Moneyline may terminate this License immediately upon written notice to Digital Insights if Digital Insights has materially breached this License. In addition, either party may terminate at any time without cause after 60 days advance written notice to the other party.

     C. Upon termination of this License, Digital Insights shall immediately stop using the Software, delete it from all computers, and promptly certify compliance with this provision to Moneyline. Digital Insights shall promptly return the Software, manuals and other materials containing information about the Software to Moneyline at Digital Insights's expense.

     D.   Sections 5, 6, 8, 9, and 11 survive termination of this License.